UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-22293

T. Rowe Price U.S. Large-Cap Core Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2015

Item 1. Report to Shareholders

U.S. Large-Cap Core Fund	December 31, 2015

The views and opinions in this report were current as of December 31, 2015. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

The S&P 500 Index was led in 2015 by a narrow group of growth stocks and large-cap stocks. Corporate profit growth stalled after years of solid earnings results. The economy was positive for consumers as low energy prices and rising consumer confidence buoyed discretionary spending on big-ticket items such as automobiles. On the other hand, the energy and materials sectors were hit hard by low commodity prices and slackening demand. China experienced a slowdown that depressed stocks in both developed and emerging markets. Europe, Japan, China, and the U.S. all used monetary policies to strengthen their economies.

Your fund returned 8.20% for the annual period ended December 31, 2015, compared with 1.38% for the S&P 500 Index and -0.67% for the Lipper Large-Cap Core Funds Index. (Results for the Advisor Class shares were slightly lower, reflecting a higher expense ratio.)

INVESTMENT APPROACH

The U.S. Large-Cap Core Fund seeks long-term capital appreciation by investing in a concentrated portfolio of domestic large-cap growth and value stocks. The fund uses fundamental, bottom-up analysis that also relies on a rigorous valuation assessment to find the stocks with the most potential for appreciation.

In selecting the stocks for the portfolio, the fund generally starts with companies of more than $5 billion in market capitalization that carry “buy” ratings from T. Rowe Price analysts. In our analyses of these companies, we focus on four key elements:

●	Understanding a company’s business model and strategy
●	Developing a relationship with the company’s management
●	Determining the company’s standing within its industry
●	Assessing the company’s valuation

The fund has a bias toward high-quality companies that have opportunities to increase their market share or have barriers to entry around their business that protect them and allow them to grow organically.

We look for well-managed firms with great products and services within an industry that may be in a cyclical trough. Finally, we favor companies with characteristics that we believe can drive equity appreciation, such as pricing power, new product cycles, improving margins, and a strategy to earn better returns on their invested capital.

Beyond good fundamentals, we look for management teams that can create value by executing well and improving the business. We also pay close attention to free cash flow and management’s effectiveness in redeploying its capital. We like managements that invest in their business when there is the potential for attractive returns or return of capital to shareholders if conditions warrant.

We also employ a disciplined sell process. After stocks are added to the portfolio, they are subject to continued scrutiny. Criteria for selling stocks include a downgrade by a T. Rowe Price analyst, deterioration in the company’s fundamentals or management, the discovery of a better investment idea, or the fulfillment of our investment thesis when a stock becomes fully valued.

MARKET AND ECONOMIC REVIEW

It was a volatile year for stocks. The S&P 500 Index notched a total return of just 1.38%. Since the global financial crisis, U.S. equities have logged a string of strong returns, making the pullback this year not entirely unexpected. The S&P 500, since 2013, has maintained a wide performance advantage over Europe, Japan, and the emerging markets. Large-cap stocks outperformed small- and mid-caps in 2015, and growth stocks performed better than value stocks.

The strength of this year’s stock market was fueled by a narrow group of outperforming consumer discretionary and information technology names: Facebook, Amazon.com, Netflix, and Alphabet (formerly known as Google). Investors in those four stocks alone would have seen a return of 83% over the S&P 500 in 2015. Strip those names out and the returns in the index would have been -3.1%. These four growth stocks are all strong companies with the ability to self-finance against the climate of slow broad economic growth. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

The steep decline in energy and commodity prices, which continued into January, and the continued strengthening of the U.S. dollar contributed to stalled corporate profit and earnings growth in 2015.

Weakness and volatility in emerging markets also weighed on stocks, specifically in commodity-dependent Brazil, where negative returns dropped to historic lows. China’s flagging growth and currency devaluations rippled through the global market, depressing stock returns and increasing volatility throughout global developed markets.

But there were some notable bright spots in 2015. It was a record year for mergers and acquisitions (M&A). U.S. large-cap M&A, led by the health care and information technology sectors, participated as both buyers and sellers. It was also a record year for share repurchases. According to FactSet, the S&P 500 reached a 15-year high in share buybacks, totaling $582 billion in 2015, far above the $339 billion average since 2000.

Positive economic indicators, including strong automobile sales, rising housing prices, lower jobless rates, and a small increase in real wages, were fodder for the first interest rate rise since 2006 by the U.S. Federal Reserve.

PORTFOLIO PERFORMANCE AND STRATEGY

The fund’s outperformance was mainly due to stock selection, though strategic sector weight decisions also added value to the portfolio. Information technology, consumer discretionary, industrials and business services, health care, and telecommunication services were all positive contributors over the one-year period. No sector within the S&P 500 benchmark detracted from relative performance over the one-year period.

Within information technology, Alphabet (parent company to Google) was the top contributor in 2015. Strong earnings through the year helped to buoy shares as the company continued to show strength in its core mobile search and YouTube segments. In addition, we are happy to see that the company’s focused discipline on expenses has delivered margin expansion for the first time in five years. Alphabet also announced a stock repurchase plan—the first time for the company—and we feel that is a good signal that it is becoming more shareholder friendly. Microsoft, a top 10 holding in the portfolio, was also a strong contributor. While the company lost ground because of weakness in the personal computer space during the first half of the year, its shares advanced in the second half of the year on the back of solid quarterly earnings and growing strength in its cloud computing business, as well as better-than-expected results in its Windows computing division. While Apple had a strong first half of the year on the back of strong iPad and iPhone sales, especially in China, which pushed the stock price higher, we felt that the potential for decelerating product cycles would hamper growth going forward. Consequently, in the third quarter, we eliminated our position in Apple. We also eliminated our position in payment processor Vantiv in the fourth quarter. It was a strong stock that performed well for the fund, one of the top contributors in the sector.

The industrials and business services sector was another source of stock-picking strength in the portfolio. GE was the fund’s second-strongest contributor. Over the year, the industrial conglomerate’s shares have gained as it executes its strategy of divesting most of its GE Capital assets to concentrate on industrial production. Our belief is that the relatively less volatile industrial production segment will continue to move shares higher and strengthen the company’s leading position within the sector. Danaher, our fourth-largest holding in the portfolio, benefited from the purchase of air and water filter maker Pall in the third quarter as the merger provides the diversified industrial conglomerate with significant runway for expansion in the high-growth biopharmaceutical equipment market. Danaher also intends to split itself into two parts in 2016, which we think will unlock unrealized shareholder value. Aircraft maker Boeing was another strong contributor to the portfolio. As the company reported significant free cash flow in addition to stronger-than-expected margin expansion in its defense segment, its share rose sharply in early 2015. We were further encouraged that its 787 Dreamliner airplane project was expected to become cash flow positive at the end of the year and would, therefore, generate strong revenue growth for years to come.

Within the health care sector, stock selection and an overweight position contributed to the fund’s performance. Becton, Dickinson & Company was the top contributor in the sector. Stronger-than-expected earnings and sales growth proved to be an upside surprise. In addition, the company is benefiting from strong cost synergies from the $12.2 billion-valued deal to buy CareFusion Corp. that builds on its range of medical products to hospitals both in the U.S. and internationally. Drugmaker Eli Lilly was one of our strongest contributors in the sector. Its shares advanced during most of 2015 on the strength of its pipeline of drugs and focus on cost-cutting, which generated higher margins. But we eliminated our position in the fourth quarter when the company halted work on its experimental heart drug, CETP inhibitor evacetrapib, which we view as a major negative impact on the company’s future earnings. Our shares of managed care provider Anthem detracted from the sector and traded lower at the end of the year as political pressure aimed at increasing scrutiny over mergers in the managed care industry weighed on the stocks. A deteriorating individual exchange business also negatively impacted the health care stock. After owning a position for years in the fund of drug distributor McKesson, we eliminated the holding in the second half of the year after it lost some big clients, and consequently, its growth trajectory in 2016 is too low for us to continue to hold when there are better values in the sector.

Within the telecom services industry, we have only one position, T-Mobile US. Its stock price has been boosted by strong fundamental performance as well as the possibility of merger activity. We remain confident in T-Mobile’s ability to continue to take market share and generate positive free cash flow in 2016, and therefore we continue to hold a position.

Edison International, an electric power generator and distributor, was a detractor within the utilities sector. Its shares came under pressure during the second half of the year after it was forced to reduce rates in southern California under a regulatory decision. We have since added to our position during the fourth quarter because we believe the stock is undervalued and it is well positioned for above-average growth with highly visible and recurring revenue streams through its regulated utility business.

Financials is our largest absolute sector weight and second-largest overweight, driven by our bank and insurance holdings. In the first six months of the year, the portfolio’s financial holdings contributed the most to performance, led by JPMorgan Chase, MetLife, and Morgan Stanley. State Street was not a good call for the portfolio, and we eliminated our position in the fourth quarter. We missed in our analysis that the financial services holding company had been chronically underinvesting in its business. In addition, the company experienced foreign exchange headwinds, increasing regulatory and compliance costs, and unfavorable market returns during the third quarter.

INVESTMENT OUTLOOK

Looking ahead, we expect to see a continuation of subdued market returns coupled with higher volatility. We believe corporate earnings growth will be muted in an environment of weak organic growth, rising interest rates, and a strong U.S. dollar. We do not foresee a steady drumbeat of interest rate increases over the near to medium term due to a weak economy. M&A activity will likely be strong, though probably not as strong as last year.

The macroeconomic environment continues to be characterized by divergent fundamentals. Within the U.S., the industrial economy has suffered a profit recession and the commodity complex continues to struggle. Meanwhile, the segment of the economy driven by consumption appears to be healthy. Consumer confidence is high, housing prices are rising, jobless claims remain near multi-decade lows, and wages have started to grow. Given these factors, we expect inflation to remain mild.

To the extent that a subdued growth environment persists, investments that are neither extremely cyclical nor characterized by hypergrowth have the potential for substantial upside. If the U.S. dollar and energy prices both stabilize, we expect the huge headwinds to operate earnings growth seen in 2015 to be neutralized. By the second half of 2016, we could be back on the path of mid- to high-single-digit operating earnings growth. Nevertheless, we maintain a cautious outlook as some U.S. investors remain wary of tightening monetary policy, oversupplied commodities, and potential geopolitical risk from the upcoming presidential election. We believe careful fundamental research will be necessary to find the opportunities, and we will continue to search for investment opportunities in select areas of the market, utilizing our bottom-up stock selection approach. As always, we rely on our global research team of industry specialists to uncover fundamentally sound companies and remain committed to providing quality risk-adjusted returns over the long term.

Respectfully submitted,

Jeffrey Rottinghaus
Chairman of the fund’s Investment Advisory Committee

January 21, 2016

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INTERNATIONAL INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Funds investing in a single country or in a limited geographic region tend to be riskier than more diversified funds. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

Dividend yield: The annual dividend of a stock divided by the stock’s price.

Earnings growth rate—current fiscal year: Measures the annualized percent change in earnings per share from the prior fiscal year to the current fiscal year.

Free cash flow: The excess cash a company is generating from its operations that can be taken out of the business for the benefit of shareholders, such as dividends, share repurchases, investments, and acquisitions.

Lipper indexes: Fund benchmarks that consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

Price/book ratio: A valuation measure that compares a stock’s market price with its book value, i.e., the company’s net worth divided by the number of outstanding shares.

Price/earnings (P/E) ratio: A valuation measure calculated by dividing the price of a stock by its current or projected earnings per share. This ratio gives investors an idea of how much they are paying for current or future earnings power.

Russell 1000 Growth Index: Market capitalization-weighted index of those firms in the Russell 1000 with higher price-to-book ratios and higher forecast growth values.

Russell 1000 Index: A market capitalization-weighted index that tracks the performance of the 1,000 largest U.S. companies.

S&P 500 Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

Note: Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

PORTFOLIO HIGHLIGHTS

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 12/31/15
GE	3.8%
PepsiCo	3.7
JPMorgan Chase	3.3
Danaher	3.3
Marsh & McLennan	3.1
CVS Health	3.1
Pfizer	2.8
Comcast	2.8
Microsoft	2.8
Philip Morris International	2.6
Cisco Systems	2.5
American Tower	2.4
Medtronic	2.3
Alphabet	2.2
Becton, Dickinson & Company	2.2
Boeing	2.2
Lowe's	2.1
XCEL Energy	2.1
XL Group	2.0
Morgan Stanley	2.0
Edison International	2.0
Crown Castle International	2.0
Allergan	1.9
UnitedHealth Group	1.8
Bank of America	1.7
Total	62.7%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

Performance and Expenses

Growth of $10,000

This table shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, and the Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Investor Class

	Year Ended 12/31/15	12/31/14	12/31/13	12/31/12	12/31/11
NET ASSET VALUE					
Beginning of period	$18.60	$18.46	$14.74	$13.17	$13.23
Investment activities					
Net investment income(1)	0.16	0.10	0.12(2)	0.14(2)	0.10(2)
Net realized and unrealized gain / loss	1.35	2.04	4.53	2.02	0.05(3)
Total from investment activities	1.51	2.14	4.65	2.16	0.15
Distributions					
Net investment income	(0.11)	(0.10)	(0.10)	(0.14)	(0.09)
Net realized gain	(0.89)	(1.90)	(0.83)	(0.45)	(0.12)
Total distributions	(1.00)	(2.00)	(0.93)	(0.59)	(0.21)
NET ASSET VALUE					
End of period	**$ 19.11**	**$ 18.60**	**$ 18.46**	**$ 14.74**	**$ 13.17**
Ratios/Supplemental Data					
Total return(4)	**8.20%**	**11.89%**	**31.78%(2)**	**16.43%(2)**	**1.19%(2)**
Ratio of total expenses to average net assets	0.99%	1.15%	1.15%(2)	1.15%(2)	1.15%(2)
Ratio of net investment income to average net assets	0.83%	0.53%	0.68%(2)	0.98%(2)	0.74%(2)
Portfolio turnover rate	57.5%	70.7%	68.7%	72.6%	74.0%
Net assets, end of period (in thousands)	$ 181,605	$ 99,721	$ 78,837	$ 47,680	$ 37,751

(1) Per share amounts calculated using average shares outstanding method.
(2) Excludes expenses in excess of a 1.15% contractual expense limitation in effect through 4/30/16.
(3) The amount presented is inconsistent with the fund's aggregate gains and losses because of the timing of sales and redemptions of fund shares in relation to fluctuating market values for the investment portfolio.
(4) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
For a share outstanding throughout each period

Advisor Class

	Year Ended 12/31/15	12/31/14	12/31/13	12/31/12	12/31/11
NET ASSET VALUE					
Beginning of period	$ 18.58	$ 18.44	$ 14.73	$ 13.16	$ 13.22
Investment activities					
Net investment income[(1)]	0.15	0.09	0.10[(2)]	0.13[(2)]	0.10[(2)]
Net realized and unrealized gain / loss	1.32	2.04	4.54	2.02	0.04[(3)]
Total from investment activities	1.47	2.13	4.64	2.15	0.14
Distributions					
Net investment income	(0.11)	(0.09)	(0.10)	(0.13)	(0.08)
Net realized gain	(0.89)	(1.90)	(0.83)	(0.45)	(0.12)
Total distributions	(1.00)	(1.99)	(0.93)	(0.58)	(0.20)
NET ASSET VALUE					
End of period	**$ 19.05**	**$ 18.58**	**$ 18.44**	**$ 14.73**	**$ 13.16**

Ratios/Supplemental Data

Total return[(4)]	**7.99%**	**11.85%**	**31.74%[(2)]**	**16.37%[(2)]**	**1.12%[(2)]**
Ratio of total expenses to average net assets	1.15%	1.20%	1.20%[(2)]	1.20%[(2)]	1.20%[(2)]
Ratio of net investment income to average net assets	0.83%	0.49%	0.61%[(2)]	0.92%[(2)]	0.71%[(2)]
Portfolio turnover rate	57.5%	70.7%	68.7%	72.6%	74.0%
Net assets, end of period (in thousands)	$ 21,804	$ 2,229	$ 1,570	$ 403	$ 437

(1) Per share amounts calculated using average shares outstanding method.

(2) Excludes expenses in excess of a 1.20% contractual expense limitation in effect through 4/30/16.

(3) The amount presented is inconsistent with the fund's aggregate gains and losses because of the timing of sales and redemptions of fund shares in relation to fluctuating market values for the investment portfolio.

(4) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares	$ Value
COMMON STOCKS 94.4%		
CONSUMER DISCRETIONARY 9.9%		
Hotels, Restaurants & Leisure 1.3%		
Hilton Worldwide Holdings	128,100	2,741
		2,741
Internet & Catalog Retail 2.5%		
Amazon.com (1)	4,020	2,717
Priceline (1)	1,850	2,359
		5,076
Media 2.8%		
Comcast, Class A	99,930	5,639
		5,639
Specialty Retail 3.3%		
AutoZone (1)	3,120	2,315
Lowe's	57,190	4,349
		6,664
Total Consumer Discretionary		20,120
CONSUMER STAPLES 10.9%		
Beverages 3.7%		
PepsiCo	74,800	7,474
		7,474
Food & Staples Retailing 3.1%		
CVS Health	64,853	6,341
		6,341
Food Products 1.5%		
Mondelez International	67,830	3,041
		3,041

Tobacco 2.6%		
Philip Morris International	59,640	5,243
		5,243
Total Consumer Staples		22,099
ENERGY 2.5%		
Oil, Gas & Consumable Fuels 2.5%		
Exxon Mobil Corporation	30,210	2,355
Occidental Petroleum	39,030	2,639
Total Energy		4,994
FINANCIALS 20.5%		
Banks 6.6%		
Bank of America	210,490	3,543
Fifth Third Bancorp	158,830	3,192
JPMorgan Chase	102,190	6,748
		13,483
Capital Markets 2.0%		
Morgan Stanley	128,600	4,091
		4,091
Diversified Financial Services 1.7%		
Intercontinental Exchange	13,730	3,518
		3,518
Insurance 5.8%		
Marsh & McLennan	115,250	6,391
MetLife	23,370	1,127
XL Group	106,189	4,160
		11,678

INDUSTRIALS & BUSINESS SERVICES 11.9%		
Aerospace & Defense 2.2%		
Boeing	30,570	4,420
		4,420
Industrial Conglomerates 7.1%		
Danaher	72,310	6,717
GE	247,580	7,712
		14,429
Machinery 1.3%		
Pentair	55,890	2,768
		2,768
Road & Rail 1.3%		
Kansas City Southern	35,410	2,644
		2,644
Total Industrials & Business Services		24,261
INFORMATION TECHNOLOGY 12.5%		
Communications Equipment 2.5%		
Cisco Systems	188,420	5,117
		5,117
Electronic Equipment, Instruments & Components 1.3%		
TE Connectivity	42,060	2,717
		2,717
Internet Software & Services 3.1%		
Alphabet, Class C (1)	5,970	4,531
Facebook (1)	17,400	1,821
		6,352

IT Services 1.3%		
Visa, Class A	34,520	2,677
		2,677
Software 2.8%		
Microsoft	101,600	5,637
		5,637
Technology Hardware, Storage & Peripherals 1.5%		
Western Digital	48,930	2,938
		2,938
Total Information Technology		25,438
MATERIALS 1.4%		
Chemicals 1.4%		
Ecolab	25,220	2,885
Total Materials		2,885
TELECOMMUNICATION SERVICES 1.2%		
Wireless Telecommunication Services 1.2%		
T-Mobile US (1)	61,900	2,421
Total Telecommunication Services		2,421
UTILITIES 7.2%		
Electric Utilities 6.1%		
Edison International	69,020	4,087
Entergy	41,400	2,830
FirstEnergy	36,830	1,168
XCEL Energy	119,690	4,298
		12,383

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets		
Investments in securities, at value (cost $187,768)	$	208,346
Receivable for shares sold		3,038
Dividends receivable		414
Receivable for investment securities sold		408
Cash		21
Other assets		36
Total assets		212,263
Liabilities		
Payable for shares redeemed		6,495
Payable for investment securities purchased		2,188
Investment management fees payable		91
Due to affiliates		17
Other liabilities		63
Total liabilities		8,854
NET ASSETS	$	203,409
Net Assets Consist of:		
Accumulated undistributed net realized loss	$	(901)
Net unrealized gain		20,578
Paid-in capital applicable to 10,649,316 shares of $0.0001 par value capital stock outstanding; 1,000,000,000 shares authorized		183,732
NET ASSETS	$	203,409
NET ASSET VALUE PER SHARE		
Investor Class		
($181,604,902 / 9,504,535 shares outstanding)	$	19.11
Advisor Class		
($21,803,684 / 1,144,781 shares outstanding)	$	19.05

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets

($000s)

		Year Ended 12/31/15		12/31/14
Increase (Decrease) in Net Assets				
Operations				
Net investment income	$	1,100	$	478
Net realized gain		6,968		10,323
Change in net unrealized gain / loss		2,288		(501)
Increase in net assets from operations		10,356		10,300
Distributions to shareholders				
Net investment income				
Investor Class		(988)		(480)
Advisor Class		(101)		(10)
Net realized gain				
Investor Class		(7,975)		(9,108)
Advisor Class		(817)		(209)
Decrease in net assets from distributions		(9,881)		(9,807)
Capital share transactions*				
Shares sold				
Investor Class		106,142		34,967
Advisor Class		21,816		820
Distributions reinvested				
Investor Class		8,210		8,179
Advisor Class		893		170
Shares redeemed				
Investor Class		(33,303)		(22,754)
Advisor Class		(2,774)		(332)
Increase in net assets from capital share transactions		100,984		21,050
Net Assets				
Increase during period		101,459		21,543
Beginning of period		101,950		80,407
End of period	**$**	**203,409**	**$**	**101,950**
Undistributed net investment income		–		9

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

T. Rowe Price U.S. Large-Cap Core Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks to provide long-term capital growth. The fund has two classes of shares: the U.S. Large-Cap Core Fund original share class, referred to in this report as the Investor Class, offered since June 26, 2009, and the U.S. Large-Cap Core Fund–Advisor Class (Advisor Class), offered since June 26, 2009. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries that are compensated by the class for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan; the Investor Class does not pay Rule 12b-1 fees. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Distributions from REITs are initially recorded as dividend income and, to the extent such represent a return of capital or capital gain for tax purposes, are reclassified when such information becomes available. Income distributions are declared and paid by each class annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class. The Advisor Class pays distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets.

Rebates Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $1,000 for the year ended December 31, 2015.

New Accounting Guidance In May 2015, FASB issued ASU No. 2015-07, Fair Value Measurement (Topic 820), Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). The ASU removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient and amends certain disclosure requirements for such investments. The ASU is effective for interim and annual reporting periods beginning after December 15, 2015. Adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices. Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs On December 31, 2015, all of the fund’s financial instruments were classified as Level 1, based on the inputs used to determine their fair values.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Purchases and sales of portfolio securities other than short-term securities aggregated $157,892,000 and $72,528,000, respectively, for the year ended December 31, 2015.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications to paid-in capital relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income or realized capital gain. Reclassifications between income and gain relate primarily to per-share rounding of distributions. For the year ended December 31, 2015, the following reclassifications were recorded to reflect tax character (there was no impact on results of operations or net assets):

Distributions during the years ended December 31, 2015 and December 31, 2014, were characterized for tax purposes as follows:

At December 31, 2015, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales for tax purposes. The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.25% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.275% for assets in excess of $400 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At December 31, 2015, the effective annual group fee rate was 0.29%.

The Investor Class and Advisor Class are also each subject to a contractual expense limitation through the limitation dates indicated in the table below. During the limitation period, Price Associates is required to waive its management fee or pay any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the class’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation. Each class is required to repay Price Associates for expenses previously waived/paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s expense ratio to exceed its expense limitation. However, no repayment will be made more than three years after the date of a payment or waiver.

Pursuant to this agreement, $111,000 of expenses were repaid to Price Associates during the year ended December 31, 2015. Including these amounts, expenses previously waived/paid by Price Associates in the amount of $0 remain subject to repayment by the fund at December 31, 2015.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the year ended December 31, 2015, expenses incurred pursuant to these service agreements were $93,000 for Price Associates; $122,000 for T. Rowe Price Services, Inc.; and $2,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund, the T. Rowe Price Government Reserve Investment Fund, or the T. Rowe Price Short-Term Reserve Fund (collectively, the Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Investment Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Investment Funds pay no investment management fees.

As of December 31, 2015, T. Rowe Price Group, Inc., or its wholly owned subsidiaries owned 575,000 shares of the Investor Class, and 25,000 shares of the Advisor Class, aggregating 6% of the fund’s net assets.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
T. Rowe Price U.S. Large-Cap Core Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price U.S. Large-Cap Core Fund, Inc. (the “Fund”) at December 31, 2015, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, and confirmation of the underlying fund by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 17, 2016

Tax Information (Unaudited) for the Tax Year Ended 12/31/15

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

●	$1,012,000 from short-term capital gains,
●	$8,393,000 from long-term capital gains, subject to a long-term capital gains tax rate of not greater than 20%.

For taxable non-corporate shareholders, $2,019,000 of the fund’s income represents qualified dividend income subject to a long-term capital gains tax rate of not greater than 20%.

For corporate shareholders, $2,019,000 of the fund’s income qualifies for the dividends-received deduction.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the above directions to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

About the Fund’s Directors and Officers

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

William R. Brody, M.D., Ph.D.	President and Trustee, Salk Institute for Biological Studies (2009 to
(1944)	present); Director, BioMed Realty Trust (2013 to present); Director,
2009	Novartis, Inc. (2009 to 2014); Director, IBM (2007 to present)
[181]

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
(1945)	present); Director, Brixmor Real Estate Investment Trust (2012 to
2009	present); Director and Advisory Board Member, Deutsche Bank North
[181]	America (2004 to present); Director, Under Armour (2008 to present);
Director, Vornado Real Estate Investment Trust (2004 to 2012)

Bruce W. Duncan	President, Chief Executive Officer, and Director, First Industrial
(1951)	Realty Trust, an owner and operator of industrial properties (2009
2013	to present); Chairman of the Board (2005 to present) and Director
[181]	(1999 to present), Starwood Hotels & Resorts, a hotel and
leisure company

Robert J. Gerrard, Jr.	Chairman of Compensation Committee and Director, Syniverse
(1952)	Holdings, Inc., a provider of wireless voice and data services for
2012	telecommunications companies (2008 to 2011); Advisory Board
[181]	Member, Pipeline Crisis/Winning Strategies, a collaborative
working to improve opportunities for young African Americans
(1997 to present)

Paul F. McBride	Former Company Officer and Senior Vice President, Human
(1956)	Resources and Corporate Initiatives, Black & Decker Corporation
2013	(2004 to 2010)
[181]

Cecilia E. Rouse, Ph.D.	Dean, Woodrow Wilson School (2012 to present); Professor and
(1963)	Researcher, Princeton University (1992 to present); Director, MDRC,
2012	a nonprofit education and social policy research organization
[181]	(2011 to present); Member, National Academy of Education (2010 to present); Research Associate, National Bureau of Economic
Research’s Labor Studies Program (2011 to present); Member,
President’s Council of Economic Advisers (2009 to 2011); Chair
of Committee on the Status of Minority Groups in the Economic
Profession, American Economic Association (2012 to present)

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Cofounder and Partner,
2009	Blackstone Real Estate Advisors, L.P. (1992 to present); Director,
[181]	General Growth Properties, Inc. (2010 to 2013); Director, Blackstone
Mortgage Trust, a real estate financial company (2012 to present);
Director and Chairman of the Board, Brixmor Property Group, Inc.
(2013 to present); Director, Hilton Worldwide (2013 to present);
Director, Hudson Pacific Properties (2014 to present)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy (2008
(1957)	to present)
2009
[181]

*Each independent director serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2009	Chairman of the Board, Director, and President, T. Rowe Price
[181]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price
Services, Inc.; Chairman of the Board, Chief Executive Officer,
Director, and President, T. Rowe Price International and T. Rowe
Price Trust Company; Chairman of the Board, all funds

Brian C. Rogers, CFA, CIC	Chief Investment Officer, Director, and Vice President, T. Rowe Price;
(1955)	Chairman of the Board, Chief Investment Officer, Director, and Vice
2009	President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price
[127]	Trust Company

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With U.S. Large-Cap
Core Fund	Principal Occupation(s)

Peter J. Bates, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Darrell N. Braman (1963)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, T. Rowe Price
Investment Services, Inc., and T. Rowe Price
Services, Inc.

Shawn T. Driscoll (1975)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Joseph B. Fath, CPA (1971)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Mark S. Finn, CFA, CPA (1963)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Paul D. Greene II (1978)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Dominic Janssens (1965)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Paul J. Krug, CPA (1964)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

John D. Linehan, CFA (1965)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.

George A. Marzano (1980)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Catherine D. Mathews (1963)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer and Vice President	Group, Inc., and T. Rowe Price Trust Company

David Oestreicher (1967)	Director, Vice President, and Secretary, T. Rowe
Vice President	Price Investment Services, Inc., T. Rowe Price
Retirement Plan Services, Inc., T. Rowe Price
Services, Inc., and T. Rowe Price Trust Company;
Chief Legal Officer, Vice President, and
Secretary, T. Rowe Price Group, Inc.; Vice
President and Secretary, T. Rowe Price and
T. Rowe Price International; Vice President, Price
Hong Kong and Price Singapore

John W. Ratzesberger (1975)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company;
formerly, North American Head of Listed
Derivatives Operation, Morgan Stanley
(to 2013)

Jeffrey Rottinghaus, CPA (1970)	Vice President, T. Rowe Price and T. Rowe Price
President	Group, Inc.

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Services, Inc.

Robert W. Sharps, CFA, CPA (1971)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Gabriel Solomon (1977)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Jeffrey T. Zoller (1970)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	International, and T. Rowe Price Trust Company

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Bruce W. Duncan qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Duncan is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

(2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $2,158,000 and $2,283,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price U.S. Large-Cap Core Fund, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date February 17, 2016

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date February 17, 2016

	By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date February 17, 2016